John Hancock Variable Insurance Trust
Supplement dated December 7, 2012
to the Prospectus and Statement of Additional Information dated April 30, 2012, as Supplemented
American Global Small Capitalization Trust
Effective December 1, 2012, Gordon Crawford no longer serves as a portfolio counselor to the American Funds Insurance Series Global Small Capitalization Fund. Mark E. Denning, J. Blair Frank, Harold H. La and Kristian Stromsoe will continue to serve as portfolio counselors to the fund.
You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.